UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                     SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

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Check the appropriate box:
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by Rule 14a-6(e)(2)
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[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-
12



                               CITIZENS, INC.

                     (Registrant as Specified In Its
                            Charter)


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             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         OF CITIZENS, INC.
                      A COLORADO CORPORATION

  Executive Office:  400 East Anderson Lane, Austin, Texas 78752


To the Stockholders of Citizens, Inc.

Notice is hereby given that the Annual Meeting of Stockholders of Citizens, Inc. will be held Tuesday, June 1, 1999, at 10:00 a.m., local time, at the Executive Office of the Company, 400 East Anderson Lane, Austin, Texas, for the following purposes:

  (1)To elect the members of the Board of Directors of the Company; and

  (2)To transact such other business as may properly come before the Meeting or any adjournment thereof.

It is important, regardless of the number of shares you hold, that your stock be represented at the Meeting by a signed proxy card or personal attendance.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO THE TRANSFER AGENT. NO POSTAGE IS REQUIRED. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.


                         By Order of the Board of Directors





April 16, 1999                  Jeffrey J. Wood, Secretary

                          CITIZENS, INC.
                      400 East Anderson Lane
                        Austin, Texas 78752
                          April 16, 1999

 PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                           JUNE 1, 1999

                      SOLICITATION OF PROXIES

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Citizens, Inc., for use at the Annual Meeting of Stockholders to be held Tuesday, June 1, 1999, at 10:00 a.m., local time, (the "Meeting") at the Executive Office of the Company, 400 East Anderson Lane, Austin, Texas. This statement was sent to the stockholders of the Company on or about April 16, 1999.

You are requested to complete the enclosed proxy card, sign where indicated, and return it to the Transfer Agent in the envelope provided, which requires no postage if mailed in the United States. Solicitation of proxies will be primarily through the mail. Proxies may also be solicited by personal interview, telephone or telegram, by directors, officers and employees of the Company and its wholly-owned subsidiaries at no additional cost to the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Company's common stock held of record by such persons, firms, or institutions, and the Company will reimburse the forwarding expense. The cost of this solicitation will be borne by the Company.

                              PROXIES

The matters to be brought before the Meeting are: (i) the election of directors; and (ii) such other matters as may properly be brought before the Meeting. Shares represented by properly executed proxies received by the Company prior to the Meeting will be voted as specified thereon. If a proxy fails to specify how it is to be voted on any proposal it will be voted FOR such proposal. A person giving a proxy shall have the power to revoke it at any time before it is voted by notifying the Secretary of the Company in writing or by personally withdrawing such proxy at the Meeting. With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Under American Stock Exchange rules, brokers who have not received instructions from their customers may vote in the election of directors shares held in street name.

                            RECORD DATE

Only stockholders of record at the close of business on April 16, 1999 are entitled to vote at the Meeting. As of the record date, the Company had outstanding and entitled to vote 21,374,357 Class A shares of common stock and 621,049 Class B shares of common stock.

                              QUORUM

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a quorum is not present or represented at the Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn or recess the Meeting from time to time for up to thirty (30) days without notice, other than announcement at the Meeting, until a quorum is present or represented. At such reconvened Meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Meeting as originally noticed.

Management knows of no matters to be submitted at the Meeting with respect to which the stockholders are entitled to vote, other than the proposals listed below. In the event other matters properly come before the Meeting, the persons named in the proxy will vote according to their best judgment.


                 STOCK AND PRINCIPAL STOCKHOLDERS

Both classes of common stock are equal in all respects, except that (i) Class B common stock elects a simple majority of the Board of Directors of the Company and Class A common stock elects the remaining directors; and (ii) Class A Stockholders receive, on a per-share basis, twice the cash dividends paid on a per-share basis to Class B Stockholders. Each outstanding share of common stock has one vote in all matters to be considered at the Meeting.

The following table shows the persons known to the Company to be the beneficial owners of more than five percent of the Company's Class A and Class B common stock at
April 16, 1999.

                            Shares Owned and        Percent
    Name and Address     Nature of Ownership         of
                                                   Class
    Harold E. Riley      4,579,960Class A direct and    indirect*
    Post Office  Box    621,049Class B indirect*  21.4%
    149151                                        100.0%
    Austin, Texas

  _____________
   * See footnote (1) in the table immediately below.

The   following  table  shows,  as  of  April  16,  1999,  certain information with regard to the beneficial ownership of the Company's Common Stock by each director, the named executive officers and by the executive officers and directors as a group.

                            Shares Owned and         Percent
     Name                Nature of Ownership           of
                                                     Class
Harold E. Riley         4,579,960Class A  direct
                       and indirect       (1)       21.4%
                       621,049Class B  indirect     100.0%
                       (1)
Rick D. Riley           410,326Class  A   direct
                       and indirect       (2)        1.9%
Joe R. Reneau, M.D.      42,652 Class A direct         (3)
T. Roby Dollar            31,800Class  A  direct
                       and indirect       (4)         (3)
Timothy          T.      10,800 Class A direct         (3)
Timmerman
Ralph   M.   Smith,       10,348Class  A  direct
Th.D.                  and indirect       (5)         (3)
James C. Mott               8,132 Class A direct       (3)

Steven F. Shelton         3,720 Class A direct         (3)

Mark A. Oliver              964 Class A direct         (3)

Clayton D. Dunham           480 Class A direct         (3)
Jeffrey J. Wood                        0 Class A       (3)
                       direct
All       executive     5,099,182Class A  direct
officers        and    and indirect                 23.9%
directors   as    a    621,049Class B indirect      100.0%
group       (eleven
persons)
____________

(1)Owns 4,324,473 Class A shares directly and spouse owns 255,487 Class A shares. The Harold E. Riley Trust, of which Mr. Riley is the controlling Trustee, owns all of the 621,049 issued and outstanding shares of Class B common stock.
(2)Son of Harold E. Riley. Owns 266,263 Class A shares directly, 15,370 Class A shares as joint tenant with spouse, and 119,313 and 9,380 Class A shares indirectly as trustee for minor children and spouse, respectively.
(3)Less than one percent (1%).
(4)Owns  16,800 Class A shares directly and spouse owns 15,  000
   Class A shares.
(5)Owns  5,748  Class A shares directly and  spouse  owns  4,600
Class A shares.

The Company is not aware of any arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                      CONTROL OF THE COMPANY

Harold E. Riley is deemed to be the "controlling stockholder" of the Company. Mr. Riley owns, directly and indirectly, 4,579,960 shares (21.4%) of the outstanding Class A common stock and 621,049 shares (100%) of the Class B common stock, which stock elects a majority of the Company's Board of Directors.

                       ELECTION OF DIRECTORS

Harold E. Riley has advised the Company that he intends to vote all of his Class A shares in favor of the Class A nominees and all of the Class B shares owned by the Harold E. Riley Trust in favor of the Class B nominees. The Class A nominees will be elected directors if the votes cast by the Class A Stockholders for their election exceed the votes cast against their election and a quorum of Class A Stockholders exists at the Meeting. Cumulative voting is not permitted. The Class B nominees will be elected directors upon affirmative vote of the Class B shares by Mr. Harold E. Riley as controlling trustee of the Harold E. Riley Trust.

If for any reason any nominee herein named is not a candidate when the election takes place (which is not expected), the proxy will be voted for the election of a substitute nominee at the discretion of the persons named in the proxy.

Listed below are the persons who have been nominated for election as directors of the Company to serve for one year until the next Annual Meeting of Stockholders proposed to be held the first Tuesday of June 2000, or until their respective successors are duly elected and qualified. Class A Stockholders will vote on the nominees indicated below for election by Class A Stockholders, and Class B Stockholders will vote on the Class B nominees.


Nominees For Election By Class A Stockholders

                                                         Common
                             Principal        Directo    Stock
      Name            Age    Occupation         r     Beneficiall
                                              Since        y
                                                         Owned
                                                        4/16/99

James C. Mott         70   Consultant          1998   8,132  Class
                           Austin, Texas              A

Steven F. Shelton     42   Farmer/Rancher      1993   3,720  Class
                           Lamar, Colorado            A

Ralph M. Smith,       67   Pastor Emeritus     1993   10,348
Th.D.                      Hyde Park Baptist          Class A
                           Church
                           Austin, Texas

Timothy        T.     37   President           1989   10,800
Timmerman                  Texas Cable                Class A
                           Systems, Inc.
                           TCSI-Huntsville
                           and Timmerman
                           Investments,
                           Inc., Round Rock,
                           Texas

Nominees For Election By Class B Stockholders

                                                     Common Stock
                         Principal          Directo Beneficially
      Name      Ag       Occupation            r    Owned 4/16/99
                e                            Since

T. Roby Dollar  60   Vice Chairman, Chief    1993   31,800 Class
                     Actuary of Citizens            A
                     Insurance Co. of
                     America
                     Austin, Texas

Mark A. Oliver  40   President of the        1997*    964 Class
                     Company                        A
                     Austin, Texas

Joe R. Reneau,  66   Physician, Medical      1989   42,652 Class
M.D.                 Consultant                     A
                     Austin, Texas

Harold E.       70   Chairman of the Board   1987  4,579,960 Cl
Riley                of the Company                 ass A
                     Austin, Texas                  621,049 Class
                                                    B

Rick D. Riley   45   Chairman of the Board,  1989  410,326 Class
**                   CEO and President of           A
                     Citizens Insurance Co.
                     of America
                     Austin, Texas
  _________________
  * Elected  March  1997  to  fill  vacancy  on  the  Board   of
     Directors.

  **Son   of  Harold  E.  Riley.   There  are  no  other  family
     relationships between or among the nominees to the Board and the Executive Officers of the Company.

Information concerning the nominees is set forth below:

James C. Mott, Consultant to the Company from December 31, 1997 to present; Senior Vice President from 1996 until December 31, 1997; Supervisor of the Policyowner Service Department of Citizens
Insurance Company of America from 1992 until his partial retirement in 1995; Coordinator in the Marketing Department of Citizens Insurance Company of America from 1991 to 1992.

T. Roby Dollar, Vice Chairman, Chief Actuary, Assistant Secretary of Citizens Insurance Company of America and affiliates of the Company 1999 to present; Vice Chairman, Chief Actuary of the
Company and its affiliates from 1994 to 1999; President of the Company and its affiliates from 1992 to 1994; Executive Vice President and Chief Actuary of the Company and its affiliates from 1987-1992.

Mark A. Oliver, President of the Company February 1999 to present; President of the Company and its affiliates from March 1997 to February 1999; Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and its affiliates from 1990-1997; Treasurer and Chief Financial Officer of the Company and its affiliates from 1988-1990; Treasurer and Controller of the Company and its affiliates from 1984-1988.

Joe R. Reneau, M.D., Physician - Medical Consultant, Abbott Laboratories, Austin, Texas, from 1987 to present and IBM, Austin, Texas, from 1992 to present; Medical Director of Company and its affiliates, from 1987 to present.

Harold E. Riley, controlling stockholder; Chairman of the Board of the Company 1999 to present; Chairman of the Board of the Company and its affiliates from 1994 to 1999; Chairman of the Board and Chief Executive Officer of the Company and its affiliates from 1992 to present; President of the Company and its affiliates from November 1996 to March 1997; Chairman of the Board, Chief Executive Officer and President of the Company and its affiliates, from 1987 to 1992; Chairman of the Board, President and Chief Executive Officer, Continental Investors Life Insurance Company, from 1989 to 1992.

Rick D. Riley, Chairman of the Board of Directors, President and CEO of Citizens Insurance Company of America and its affiliates, a subsidiary of the Company, from February 1999 to present; Chief Administrative Officer and Secretary of the Company from October 1998 to February 1999; Executive Vice President of the Company and its affiliates from September 1995 to 1998; Chief Operating Officer of the Company and its affiliates from September 1995 to March 1997; Chief Administrative Officer of the Company and its affiliates, from 1994 to June 1995, and President thereafter until September 1995; Executive Vice President and Chief Operating Officer of the Company and its affiliates, from 1990 to 1991 and 1992 to 1994; President, Computing Technology, Inc. from 1991 to 1992; Executive Vice President, Data Processing, the Company and its affiliates, from 1987 to 1991; Executive Vice President, Continental Investors Life Insurance Company from 1989 to 1992.

Steven F. Shelton, Rancher/Farmer from 1974 to present; Director, First Centennial Corporation, from January to October 1989 and August 1990 to 1992. Director of the Company from 1993 to present.

Ralph M. Smith, Th.D., Pastor Emeritus, Hyde Park Baptist Church, Austin, Texas, from 1960 to March 1996. Director of the Company from 1989 to 1990 and 1993 to present; Advisory Director of the Company from 1991 to 1993.

Timothy T. Timmerman, President, Texas Cable Systems, Inc.; President, TCSI-Huntsville; President, Northeast Cablevision, Inc.; President, Timmerman Investments Inc., Round Rock, Texas, from 1984 to present. Director of the Company from 1989 to present.

No director of the Company is a director of any other company with a class of securities registered under the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

         MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The business affairs of the Company are conducted under the direction of its Board of Directors. The Board of Directors held four (4) meetings during 1998, of which all directors participated at least 75%. During 1998, the Board of Directors had three committees - the Executive Committee, the Compensation Committee and the Audit Committee. The Executive Committee, composed of
Messrs. Harold E. Riley, Joe R. Reneau, M.D. and Timothy Timmerman, met twenty-six (26) times during 1998 and has exercised and may exercise all of the authority of the Board of Directors in the management of the business affairs of the Company, except where action of a majority of all members of the Board of
Directors is required by statute or by the Articles of Incorporation or by the Bylaws of the Company.

The Audit Committee, composed of Messrs. Joe R. Reneau, Ralph M. Smith and Timothy T. Timmerman, met once during 1998. The functions of the Audit Committee include recommending to the Board each year the firm of independent auditors to be engaged by the
Company, reviewing the annual financial statements issued by the Company to its security holders, reviewing and approving in advance the plan and scope of the audit of the Company to be performed for the following year by the independent auditors, reviewing with the principal independent auditors upon completion of their audit, their findings and recommendations, and periodically reviewing with them the principal accounting policies of the Company and other pertinent matters.

The Compensation Committee, composed of Messrs. Joe R. Reneau, M.D., Timothy T. Timmerman and Ralph M. Smith, met once during 1998. The functions of the Compensation Committee include establishing compensation policies applicable to the Company's executive officers and making recommendations concerning executive compensation to the Board of Directors.

                          CERTAIN REPORTS
      Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of such reports and amendments thereto furnished to the Company, the Company believes that during 1998 all such reports were filed on a timely basis.


                        EXECUTIVE OFFICERS

The following table sets forth certain information concerning the executive officers of the Company who are elected annually by the Board of Directors at the first meeting of the Board following the Annual Meeting of Stockholders of the Company:


                                     Company Positions &
            Name           Ag        Principal Occupation
                            e

      Harold E. Riley      70        Chairman of the Board
      (1)                            and CEO

      Mark A. Oliver       40        President
      (2)
      Jeffrey J. Wood      45        Executive Vice
      (3)                            President, CFO,
                                     Secretary and
                                     Treasurer

   ___________

      (1)Mr. Riley has served since 1987.

      (2)Mark A. Oliver has served since 1987 and holds similar positions in affiliated subsidiaries. Prior to becoming President in March 1997, Mr. Oliver served as Executive Vice President, Chief Financial Officer and Secretary/Treasurer.
      (3)Jeffrey J. Wood joined the Company in February, 1999 as Executive Vice President, Chief Financial Officer, Secretary
      and  Treasurer.   From July 1987 to February 1999,  Mr.  Wood
      worked at Principal Financial Group as Associate Controller.



            EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following table presents the aggregate compensation which was earned by the Chairman and the Chief Executive Officer for each of the past three years, and for such other officers or employees whose aggregate compensation exceeded $100,000 in 1998. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year, other than what is set forth in the table below.

                    SUMMARY COMPENSATION TABLE

                                          Long Term
                                         Compensation
                  Annual Compensation    Awards    Payou
                                                     ts
      (a)   (b)     (c)     (d   (e)    (f)    (g    (h)   (i)
                            )    Othe          )
      Nam                         r     Rest                All
       e                         Annu   rict         LTI   Other
      and   Yea   Salary          al     ed    Op     P   Compen-
      Pri    r              Bo   Comp   Stoc   ti    Pay  sation
      nci                   nu   en-     k     on    out
      pal                   s    sati   Awar   s      s
      Pos                         on    d(s)   SA
      iti                                      Rs
       on

            199   $468,95   N/   N/A    N/A    N/    N/A    $
      Har    8    0         A    N/A    N/A    A     N/A  9,557*
      old   199   $360,00   N/   N/A    N/A    N/    N/A  *
      E.     7    0         A                  A
      Ril   199   $325,00   N/                 N/         $14,08
      ey,    6    0         A                  A          1**
                                                            $
      Cha                                                 3,847*
      irm                                                 *
      an
      *Cl   199   $189,20   N/   N/A    N/A    N/    N/A
        ayt    8    0         A    N/A    N/A    A     N/A  341**
      on    199   $174,20   N/   N/A    N/A    N/    N/A    $
      Dun    7    0         A                  A          352**
      ham   199   $143,53   N/                 N/           $
      ,      6    3         A                  A          3,084*
                                                          *
      E.V
      .P.
      /C.
      M.O
      .

      Mar   199   $149,38   N/   N/A    N/A    N/    N/A $
      k      8    2         A    N/A    N/A    A     N/A  4,437*
      A.    199   $129,72   N/   N/A    N/A    N/    N/A  *
      Oli    7    7         A                  A            $
      ver   199   $103,43   N/                 N/         6,337*
      ,      6    7         A                  A          *
      Pre                                                   $
      sid                                                 2,458*
      ent                                                 *


      *Ri   199   $133,53   N/   N/A    N/A    N/    N/A   $
      ck     8    3         A    N/A    N/A    A     N/A  9,557*
      D.    199   $117,28   N/   N/A    N/A    N/    N/A  *
      Ril    7    3         A                  A            $
      ey,   199   $107,68   N/                 N/         14,081
             6    0         A                  A          **
      C.A                                                   $
      .O.                                                 2,567*
                                                          *

      *Tho  199   $119,99   N/   N/A    N/A    N/    N/A  $9,55
      mas    8    1         A    N/A    N/A    A     N/A  7**
      Rob   199   $109,47   N/   N/A    N/A    N/    N/A  $14,08
      y      7    0         A                  A          1**
      Dol   199   $         N/                 N/           $
      lar    6    99,618    A                  A          2,477*
      ,                                                   *
      Vic
      e
      Cha
      irm
      an,
      Chi
      ef
      Act
      uar
      y
      and
      Ass
      ist
      ant
      Sec
      ret
      ary


       * Mssrs. Dunham, R. Riley and Dollar served as officers of the Company until February, 1999.
      ** Profit-sharing plan allocation made in year indicated for the preceding year.

All employees of the Company are covered under a non-contributory profit-sharing plan. Under the terms of the Plan, all employees who have completed one year of service are eligible to participate. Vesting begins following completion of two years' service and employees become fully vested after seven years' service. Company made a $100,000 annual contribution in 1996, and a $200,000 annual contribution in 1997 and 1998. Messrs. HE Riley, RD Riley, and MA Oliver had $99,463, $95,692 and $19,933, respectively, vested under the Plan as of December 31, 1997, the last allocation date. Mr. Dollar had $95,855.

During 1998, the members of Board of Directors who are not officers of the Company were paid $1,000 per meeting, while Committee members who are not officers were paid $300. Total directors' fees paid during 1998 were $19,950. Messrs. Reneau and Smith were paid $15,000 and $1,800, respectively in 1998 for services performed as consultants to the Company.

                          OTHER BUSINESS

Should any other business come before the Meeting, and management is not aware of any at this time and does not expect any, the persons named in the proxy will vote on such business as their best judgment and discretion indicates.

                        PUBLIC ACCOUNTANTS

KPMG Peat Marwick, 200 Crescent Court, Suite 300, Dallas, Texas 75201, is the Company's principal independent auditor. A representative of KPMG Peat Marwick will be present at the Annual Meeting of Stockholders to answer questions and make any desired statement.

                 ANNUAL REPORT AND OTHER MATERIAL

A copy of the Company's Annual Report to Stockholders has been mailed under separate cover. A copy of the report of the Compensation Committee of the Board of Directors and a Performance Graph regarding stockholder return accompany this Proxy Statement. No part of such material is incorporated herein and no part thereof is to be considered proxy soliciting material.

                       STOCKHOLDER PROPOSAL
                 DEADLINE FOR 2000 ANNUAL MEETING

Any proposal by a stockholder to be presented at the Company's next annual meeting currently scheduled to be held on the first Tuesday in June 2000, must be received at the offices of the Company, 400 East Anderson Lane, Austin, Texas 78752, no later than December 28, 1999.


                       BY THE ORDER OF THE BOARD OF DIRECTORS



Austin, Texas                     Jeffrey J. Wood
April                           16,                           1999
Secretary




                        BOARD OF DIRECTORS
                      COMPENSATION COMMITTEE

                 REPORT ON EXECUTIVE COMPENSATION


The compensation level of Citizens' executives is circumscribed by the present and envisioned growth plans of the Company. The present policy is a conservative compensation plan designed to attract and retain competent executives who share the Chairman's enthusiasm for continued growth through hard work, dedication, and sound decision-making. Consideration is also given to the compensation levels of comparable positions in the local and national markets; however, because of inequities in compensation between large and small to medium sized life insurers, care is taken to insure that Citizens' executive officers are paid salaries commensurate with their respective positions and experience and also weighed against companies of similar size and make-up. Additional consideration is given to the overall performance and profitability of the Company. The focus of management should be on building the Company into an entity that affords value for its shareholders in the marketplace as well as establishing consistent profitability.



November 19, 1998                     COMPENSATION COMMITTEE:



                                   Joe R. Reneau, M.D.

                                   Ralph M. Smith, Th.D.

                                   Timothy T. Timmerman






            COMPARATIVE 5-YEAR CUMULATIVE TOTAL RETURN
                       AMONG CITIZENS, INC.,
              AMEX MARKET INDEX AND PEER GROUP INDEX

The following graph represents a comparison of the preceding five year cumulative total return of the Company, a peer group and a broad market index. The broad market index chosen was the AMEX Market Index. The peer group, which includes life, accident and health companies, was compiled by Media General Financial Services.

















              ASSUMES $100 INVESTED ON JAN. O1, 1994
                    ASSUMES DIVIDEND REINVESTED
                 FISCAL YEAR ENDING DEC. 31, 1998



  COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES,
        PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS


COMPANY      12/31/  12/31/  12/31/1  12/31/  12/31/  12/31/
              1993    1994     995     1996    1997    1998
CITIZENS,    100.00   97.06  108.09   100.00   76.47  66.18
INC.
PEER GROUP   100.00   94.62  139.45   177.83  261.93  388.49
BROAD        100.00  88.33   113.86   120.15  144.57  142.61
MARKET


Source:  Media General Financial Services
      P.O. Box 85333
      Richmond, Virginia 23293